DEBT	12 Months Ended
Dec. 31, 2011
DEBT [Abstract]
DEBT
20. DEBT

(in thousands of $)	2011	2010
Total long-term debt due to third parties	400,574	447,964
Less: current portion of long-term debt due to third parties	(49,906)	(47,390)
Total long-term debt due to third parties	350,668	400,574
Total long-term debt due to related parties	222,310	-
Long-term debt	572,978	400,574

The Partnership's outstanding debt as of December 31, 2011 is repayable as follows:

Year Ending December 31, (in thousands of $)
2012	49,906
2013	50,523
2014	259,848
2015	65,482
2016	28,250
2017 and thereafter	168,875
Total	622,884

The Partnership's debt is denominated in U.S. dollars and bears interest at fixed or floating rates at a weighted average interest rate for the years ended December 31, 2011 and 2010 of 3.84% and 3.06%, respectively.

At December 31, 2011, the maturity dates for the Partnership's debt were as follows:

(in thousands of $)		Maturity date
Mazo facility	38,932	2013
Golar LNG vendor financing loan	222,310	2014
Golar LNG Partners credit facility	257,500	2018
Golar Freeze facility	104,142	2018
	622,884

Mazo Facility

In November 1997, Osprey, Golar's predecessor, entered into a secured loan facility of $214.5 million in respect of the vessel, the Golar Mazo. The facility bears a floating interest rate equal to LIBOR plus a margin and repayments are due semi-annually and commenced in June 2001, ending June 2013. The loan agreement requires that certain cash balances, representing interest and principal repayments for defined future periods, be held by the trust company during the period of the loan. These balances are referred to in these financial statements as restricted cash (see note 16).

Golar LNG Partners Credit Facility

In September 2008, the Partnership refinanced existing loan facilities in respect of two of its vessels the Methane Princess and the Golar Spirit and entered into a new $285 million revolving credit facility with a banking consortium. The loan is secured against the Golar Spirit and assignment to the lending of a bank mortgage given to the Partnership by the lessors of the Methane Princess and the Golar Spirit, with a second priority charge over the Golar Mazo.

The revolving credit facility accrues floating interest at a rate per annum equal to LIBOR plus a margin. The initial draw down amounted to $250 million in November 2008. The total amount outstanding at the time of refinancing, in respect of the two vessels' facilities was $202.3 million. The Partnership drew down a further $35 million for the period to March 2009. As of December 31, 2011, the revolving credit facility provided for available borrowings of up to $257.5 million, of which $257.5 million was outstanding. The revolving credit facility is a reducing facility which decreases by $2.5 million per quarter from June 30, 2009 through December 31, 2012 and by $5.5 million per quarter from March 31, 2013 through December 31, 2017. Accordingly, as of December 31, 2011, the Partnership has no ability to draw additional amounts under this facility. The loan has a term of ten years and is repayable in quarterly installments commencing in May 2009 with a final balloon payment of $137.5 million due in March 2018, its maturity date.

Golar Freeze Facility

The Golar Freeze facility was assumed by the Partnership pursuant to the purchase of the Golar Freeze from Golar, in October 2011. The amount originally drawn down under the facility in June 2010 was $125 million. The amount outstanding under the facility at the time the Partnership assumed the debt was approximately $108.0 million.  As of December 31, 2011, there was approximately $104.1 million of borrowings outstanding under the Golar Freeze facility. The Golar Freeze facility is secured against the Golar Freeze with second priority mortgage over the Golar Winter, second priority assignment of insurances on the Golar Winter, and second priority assignment of earnings from the Golar Winter time charter contract with Petrobras, net of lease and certain approved currency swap payments to the Golar Winter lessor. The facility is with a syndicate of banks and financial institutions and bears interest at LIBOR plus a margin. The facility is split into two tranches, the Commercial Loan facility and the Exportfinans Loan facility. Repayments under the Commercial Loan facility tranche are due quarterly based on an annuity profile with a final balloon payment of $34.8 million payable in May 2015. The Exportfinans Loan facility tranche is for $50 million with a term of eight years and repayable in equal quarterly installments with the final payment due in June 2018. The Golar Freeze facility requires certain balances to be held on deposit during the period of the loan (see note 16).

Golar LNG Vendor Financing Loan

In connection with the purchase of the Golar Freeze from Golar in October 2011, the Partnership entered into a financing loan agreement with Golar for an amount of $222.3 million.  The facility is unsecured and bears interest at a fixed rate of 6.75% per annum payable quarterly. The loan is non-amortizing with a final balloon payment of $222.3 million due in October 2014.

As of December 31, 2011, the margins the Partnership pays under its loan agreements are above LIBOR at a fixed or floating rate ranging from 0.87% to 3.00%.

Debt and lease restrictions

The Partnership's loan debt is collateralized by ship mortgages and, in the case of some debt, pledges of shares by each guarantor subsidiary. The existing financing agreements impose operating and financing restrictions which may limit or prohibit, among other things, the Partnership's ability to incur additional indebtedness, create liens, sell capital shares of subsidiaries, make certain investments, engage in mergers and acquisitions, purchase and sell vessels, enter into time or consecutive voyage charters or pay dividends without the consent of the lenders. In addition, lenders may accelerate the maturity of indebtedness under financing agreements and foreclose upon the collateral securing the indebtedness upon the occurrence of certain events of default, including a failure to comply with any of the covenants contained in the financing agreements. Various debt agreements of the Partnership contain certain covenants, which require compliance with certain financial ratios. Such ratios include equity ratio covenants and minimum free cash restrictions.

As of December 31, 2011, the Partnership was in compliance with all the covenants under its various debt agreements, with the exception of the consolidated net worth covenant under the Golar LNG Partners credit facility.

In March 2012, the Partnership received a waiver relating to the Partnership's requirement to comply with the consolidated net worth covenant effective as of December 31, 2011 from the lenders under the Golar LNG Partners credit facility. Absent this waiver, the Partnership would not have been in compliance with such covenant as of December 31, 2011 due to the required accounting treatment of the Partnership's acquisition from Golar of a 100% interest in the subsidiaries that own and operate the Golar Freeze. Such acquisition is accounted for as a reorganization of entities under common control.  Such accounting treatment requires that the excess of the proceeds the Partnership paid over the historical cost of the combining entity be treated as an equity distribution, which resulted in a $165.8 million reduction in the Partnership's equity as of December 31, 2011.  In connection with the grant of such waiver, in order to avoid any such default that could occur in the future as a result of acquisitions by the Partnership from Golar that may require accounting as a reorganization of entities under common control, the definition of consolidated net worth contained in such credit facility has been amended to permit, in connection with up to two such additional acquisitions by the Partnership from Golar, the addition to the Partnership's consolidated net worth (as defined in such credit facility) of the difference between the original purchase price and the original net book value (subject to adjustment for depreciation).